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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 26, 1998

                      WHITE ELECTRONIC DESIGNS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Indiana                     1-4817                  35-0905052
     (State or Other            (Commission File            (IRS Employer
     Jurisdiction of                Number)            Identification Number)
      Incorporation)

                            3601 E. University Drive
                             Phoenix, Arizona 85034
                    (Address of Principal Executive Office)

      Registrant's telephone number, including area code: (602) 437-1520


                          Bowmar Instrument Corporation
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

To the extent the transaction described in Item 2 below may be deemed to be a change in control for the purpose of this Item 1 of Form 8-K, the Registrant hereby incorporates by reference into this Item 1, the information set forth in response to Item 2 below.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On October 26, 1998, Bowmar Instrument Corporation, an Indiana corporation (the "Company"), acquired Electronic Designs, Inc., a Delaware corporation ("EDI"), pursuant to the merger (the "Merger") of Bravo Acquisition Subsidiary, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Acquisition Subsidiary"), with and into EDI. Upon consummation of the Merger, the Company changed its name to White Electronic Designs Corporation, and EDI became a wholly owned subsidiary of the Company. The Merger was effected pursuant to a Merger Agreement dated May 3, 1998, as amended on June 9, 1998 and August 24, 1998, by and among the Company, Acquisition Subsidiary, and EDI (the "Agreement").

As a result of the Merger, each issued and outstanding share of EDI's common stock, par value $.01 per share, was converted into the right to receive 1.275 shares of the Company's common stock, stated value $0.10 per share, or approximately 10 million shares of the Company's common stock, and the former stockholders of EDI now own approximately 57% of the Company's outstanding common stock.

Upon effectiveness of the Merger, the then outstanding and unexercised options and warrants exercisable for shares of EDI common stock were converted into options and warrants, respectively, exercisable for shares of Company common stock and amended to take into account the exchange ratio of 1.275.

The basic terms of the Merger, and the relationship between the Company and EDI and their respective directors and executive officers, were described in the Joint Proxy Statement/Prospectus dated September 16 l998, filed in connection with the Company's Registration Statement on Form S-4 (Registration No. 333-56565), which is incorporated by reference herein. The terms of the Merger were determined in accordance with the Agreement and were established through arm's length negotiations between the Company and EDI.

Through its acquisition of EDI, the Company acquired the EDI business of the design, manufacture and marketing of high performance memory solutions and active matrix liquid crystal displays for original equipment manufacturers in the global commercial, industrial and military markets. The Company intends to continue using the property, plant and equipment acquired pursuant to the Merger for the same purposes used by EDI prior to the Merger, subject to possible determinations to eliminate duplicate assets as between the Company and EDI.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)   Financial Statements of Business Acquired

      To be filed by amendment.

(b)   Pro Forma Financial Information

      To be filed by amendment.

(c)   Exhibits

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
2                                   Merger Agreement, as amended June 9, 1998
                                    and August 24, 1998 (filed as Exhibits 2.1,
                                    2.1A and 2.1B to the Registration Statement
                                    on Form S-4, Registration No. 333-56565, and
                                    incorporated herein by this reference).

99                                  Press release issued on October 26,
                                    l998


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                WHITE ELECTRONIC DESIGNS CORPORATION

Date:  November 9 , 1998        By:/s/ Hamid Shokrgozar
                                   --------------------------------------
                                   Hamid Shokrgozar
                                   President and Chief Executive Officer









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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION
-----------                         -----------
2                                   Merger Agreement, as amended June 9, 1998
                                    and August 24, 1998 (filed as Exhibits 2.1,
                                    2.1A and 2.1B to the Registration Statement
                                    on Form S-4, Registration No. 333-56565, and
                                    incorporated herein by this reference).

99                                  Press release issued on October 26,
                                    l998



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